FORM 8-K



                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549



                              CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  August 14, 1995



                       ANCHOR FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)



         South Carolina             0-13759         57-0778015
(State or other jurisdiction of   (Commission    (I.R.S. Employer
 incorporation or organization)   File Number) Identification number)



  2002 Oak St., Myrtle Beach, S. C.                     29577
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (803)448-1411

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ITEM 5.  OTHER EVENTS


On August 14, 1995, the Board of Directors of Anchor Financial
Corporation (the "Corporation") approved a two-for-one stock split payable on September 29, 1995 to shareholders of record on September 1, 1995.

Currently, the Corporation has 4,000,000 shares of common stock authorized, $6.00 par value per share, of which 1,270,210 shares are issued and outstanding, and 136,786 shares are subject to options. After the two-for-one stock split, the Corporation will have 4,000,000 shares of common stock authorized, $6.00 par value per share, of which 2,540,420 shares will be issued and outstanding, and 273,572 shares will be subject to options.

All prior consolidated financial statements will be restated to reflect the two-for-one stock split and future cash dividends will be adjusted accordingly.




























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                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                            /s/ Tommy E. Looper
                            Tommy E. Looper, Executive Vice
                              President and Chief Financial
                              Officer


Date :  August 21, 1995